                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 11, 1997


                         Connectivity Technologies Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                         0-12113                      94-2691724
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                     667 Madison Avenue, New York, New York         10021
                    (Address of principal executive offices)      (zip code)


       Registrant's Telephone Number, including Area Code: (212) 644-8880


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On July 11, 1997 (the "Closing Date"), Connectivity Products Incorporated, a Delaware corporation (the "Seller"), an 85% owned subsidiary of Connectivity Technologies Inc., a Delaware corporation (the "Company" or the "Registrant"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Anicom, Inc., a Delaware corporation ("Parent"), and Reel Acquisition Corp., a wholly owned subsidiary of Parent and a Delaware corporation ("Purchaser"), pursuant to which Purchaser acquired the business and substantially all the assets, and assumed certain of the liabilities, of the Seller's Energy Electric Cable Division ("Division"). The Division is engaged in the wire and cable sale and distribution business and is based in Auburn Hills, Michigan.

                  The assets acquired by the Purchaser from the Seller included all of the Division's (i) trade accounts receivable, (ii) inventories, (iii) leasehold interests in real property, including improvements and fixtures, (iv) furniture, fixtures and equipment located in the Division's facilities, (v) cash, marketable securities, deposits and prepaid expenses reflected on the Division's balance sheet as of the Closing Date, (vi) rights under Seller's contracts relating to the Division, (vii) office, operating and other supplies, (viii) common law and statutory rights in, and the goodwill associated with, the name "Energy Electric Cable" and the Division's intellectual property,
(ix) books and records maintained by the Seller relating exclusively to the Division, (x) claims, demands, judgments and rights of set-off, (xi) licenses, authorizations and permits issued by any governmental or regulatory agency, to the extent transferable, and (xii) other assets owned by the Seller and used exclusively by the Division.

                  Pursuant to the Asset Purchase Agreement, the Seller received from Purchaser an aggregate of $29,000,000, subject to adjustment following the Closing Date (the "Purchase Price"), of which (i) $27,000,000 was paid in cash and (ii) $2,000,000 consisted of 190,476 shares (the "Parent Stock") of Parent's common stock, $.001 par value. The Parent Stock has been placed in escrow for a period of one year to secure certain indemnification obligations of Seller under the Asset Purchase Agreement. Purchaser and Seller also entered into a Supply Agreement pursuant to which Purchaser is expected to purchase certain wire and cable products manufactured by Seller during the five years following the Closing.


                  Simultaneously with the closing under the Asset Purchase Agreement (the "Closing"), Seller refinanced its senior credit facility with BankBoston and NBD Bank to decrease the amount available for borrowing thereunder from $43,740,000 to

$30,000,000. Immediately prior to the Closing, Seller had approximately $36,000,000 outstanding under the credit facility, which amount was reduced by $24,000,000 of the cash proceeds. Substantially all of the remaining cash proceeds have been invested in commercial paper.


                  The purchase price for the Division was determined through negotiations between the parties. Prior to the transactions described herein, there was no material relationship between Parent or Purchaser and the Registrant or Seller or any of their respective affiliates, directors or officers, or any associate of any such officer or director.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired. Not applicable.

(b)               Pro forma financial information.

                  Unaudited Pro
                  Forma Financial Statements ...............................F-1

                  Pro Forma Condensed Consolidated Balance
                  Sheet - March 31, 1997 ...................................F-2

                  Notes to Pro Forma Condensed Consolidated
                  Balance Sheet ............................................F-3

                  Pro Forma Consolidated Income
                  Statement for the
                  Three Months Ended March 31, 1997 ........................F-4

                  Pro Forma Revised Historical Consolidated
                  Income Statement for the
                  Year Ended December 31, 1996 .............................F-5

                  Pro Forma Revised Pro Forma Consolidated
                  Income Statement for the
                  Year Ended December 31, 1996 .............................F-6

                  Notes to Pro Forma Consolidated
                  Income Statement .........................................F-7

(c)               Exhibits

                  2.1 Asset Purchase Agreement dated as of July 11, 1997 (the "Asset Purchase Agreement") by and among Anicom, Inc., a Delaware corporation, Reel Acquisition Corp., a Delaware corporation ("Purchaser"), Connectivity Products Incorporated, a Delaware corporation ("Seller"), and the Registrant. (A list of exhibits and schedules to the Purchase Agreement is set forth therein. The Registrant agrees to furnish to the Commission supplementally, upon request, a copy of any such exhibits or schedules not otherwise filed herewith.)

                  99.1     Press Release of the Registrant dated July 14, 1997.

                      UNAUDITED PRO FORMA FINANCIAL STATEMENTS

        On July 11, 1997, Connectivity Products Incorporated ("CPI"), an 85 percent owned subsidiary of Connectivity Technologies Inc. ("CTI"), entered into an Asset Purchase Agreement with Anicom, Inc. ("Anicom") and Reel Acquisition Corp., a wholly-owned subsidiary of Anicom, Inc. (the "Purchaser"), for sale of the business and substantially all of the assets of the CPI's Energy Electric Cable Division ("EEC"). In connection with the sale, the Purchaser assumed most of EEC's liabilities other than borrowings, taxes, and certain other liabilities.

        Pursuant to the Agreement, CPI received $29,000,000 subject to adjustment, including $27,000,000 in cash and $2,000,000 in Anicom's stock, plus the liabilities assumed by the Purchaser. EEC will be classified as a discontinued operation by CTI following the sale. The gain on the sale will be reported as a gain on disposal of a discontinued operation.

        The Unaudited Pro Forma Financial Statements which follow include the accounts of CTI and the effects of the sale on financial position and results of operation. The Pro Forma Financial Statements for March 31, 1997 and for the three months then ended assume that the sale was made on January 1, 1997 for the Consolidated Income Statement and as of March 31, 1997 for the Consolidated Balance Sheet.

        Two separate income statements are presented for 1996. The Pro Forma Revised Historical Consolidated Income Statement includes results of operations of CPI from May 31, 1996, the date CPI was acquired by CTI. These statements assume that EEC was sold as of May 31, 1996. The Pro Forma Revised Pro Forma Consolidated Income Statement includes the results of operations of CPI as if it had been acquired on January 1, 1996. The Pro Forma revisions exclude EEC as if the division were sold on January 1, 1996.

        The Pro Forma Consolidated Income Statements are presented for comparative purposes only and are not indicative of what the actual results of operations would have been had the transaction occurred as of the beginning of the respective periods nor do they purport to indicate the results which may be attained in the future.

                   CONNECTIVITY TECHNOLOGIES INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     (UNAUDITED)
                                AS OF MARCH 31, 1997

                                                                           PRO FORMA
                                                                          ADJUSTMENTS;
                                                                            SALE OF
                                                           CTI          ENERGY ELECTRIC
ASSETS                                                  HISTORICAL           CABLE              PRO FORMA
------                                                  ----------      ---------------         ---------
CURRENT ASSETS
  Cash and cash equivalents                             $    229,902       $    311,644 (a)       $    541,546
  United States Treasury Bills                               788,264                                   788,264
  Accounts receivable, less allowance of $791,954         17,489,653        (11,404,890)(a)          6,084,763
  Inventories                                             12,979,894         (7,180,198)(a)          5,799,696
  Prepaid expenses and other assets                          610,188           (125,340)(a)            484,848
                                                        ------------      --------------          ------------
     Total current assets                                 32,097,901        (18,398,784)            13,699,117

Property, plant and equipment                              7,343,830         (1,120,784)(a)          6,223,046
Deferred tax asset                                        10,991,722         (2,646,000)(b)          8,345,722
Deposits and other assets                                    409,156          1,905,787 (a)          2,314,943
Goodwill and intangible assets, net of accumulated
  amortization                                            14,606,561         (6,492,520)(a)          8,114,041
                                                        ------------      --------------          ------------
                                                        $ 65,449,170      $ (26,752,301)          $ 38,696,869
                                                        ============      ==============          ============
LIABILITIES
Current portion of long term debt                       $  3,022,500      $  (2,572,500)(a)       $    450,000
Trade accounts payable                                    11,934,916         (7,667,592)(a)          4,267,324
Income taxes payable                                                          3,154,000 (b)          3,154,000
Accrued compensation and commissions                         405,635           (203,349)(a)            202,286
Accrued liabilities                                          928,799          2,516,200 (a)          3,444,999
                                                        ------------     --------------          ------------
     Total current liabilities                            16,291,850         (4,773,241)            11,518,609
Long term debt                                            36,477,500        (24,077,500)(a)         12,400,000
                                                        ------------      --------------          ------------
     Total liabilities                                    52,769,350        (28,850,741)            23,918,609
                                                        ------------      --------------          ------------
Minority interest, net of demand notes receivable
  $620,310, 6%, from a minority stockholder
  of the subsidiary                                         (404,780)                                 (404,780)

STOCKHOLDERS' EQUITY
Preferred stock - par value $.01 per share;
  authorized 10,000,000 shares, none issued
Series B Common Stock - par value $.04 per share;
  authorized 750,000 shares, none issued
Common Stock - par value $.04; authorized 20,000,000
  shares, outstanding 5,565,074 shares, net of
  206,601 shares held in treasury                            222,613                                   222,613
Additional paid-in capital                               109,336,792                               109,336,792
                                                                             (5,800,000)(b)
Accumulated deficit                                      (96,474,805)         7,898,440 (a)        (94,376,365)
                                                        ------------      -------------           ------------
                                                          12,679,820          2,098,440             14,778,260
                                                        ------------      -------------           ------------
                                                        $ 65,449,170       $(26,752,301)          $ 38,696,869
                                                        ============      =============           ============

See notes to Pro Forma Condensed Consolidated Balance Sheet

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET



(a) To eliminate Energy Electric Cable's assets and liabilities and record net proceeds from and pretax gain on sale of Energy Electric Cable.


(b)     To provide estimated taxes on the gain.

                         CONNECTIVITY TECHNOLOGIES INC.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                                  (UNAUDITED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997

                                                                                       PRO FORMA
                                                                                      ADJUSTMENTS:
                                                                                        SALE OF
                                                                      CTI            ENERGY ELECTRIC
                                                                   HISTORICAL            CABLE            PRO FORMA
                                                                  --------------   -----------------     ------------

Net Sales                                                          $ 24,910,188    $   (13,801,441)(a)   $  11,108,747
Cost of goods sold                                                   17,923,493         (9,246,585)(a)       8,676,908
                                                                   ------------    ---------------       -------------
Gross profit                                                          6,986,695         (4,554,856)(a)       2,431,839
Selling, general and administrative expenses                          5,774,631         (3,828,196)(a)       1,946,435
                                                                   ------------    ---------------       -------------
Operating income                                                      1,212,064           (726,660)            485,404

Other income (expense):
 Interest income                                                         10,350                                 10,350
 Interest expense                                                      (870,953)           461,870 (b)        (409,083)
 Other                                                                   (2,500)                                (2,500)
                                                                   ------------    ---------------       -------------
Net income (loss) before income taxes
 and minority interest                                                  348,961           (264,790)             84,171
Provision for income taxes                                              221,651           (146,651)(c)          75,000
                                                                   ------------    ---------------       -------------
Net income (loss) before minority interest                              127,310           (118,139)              9,171
Minority interest in subsidiary                                         (61,750)            18,450 (a)         (43,300)
                                                                   ------------    ---------------       -------------
Net income (loss)                                                   $    65,560     $      (99,689)       $    (34,129)
                                                                   ============    ===============       =============

Earnings per Share - primary and fully diluted                      $      0.01                          $       (0.01)
                                                                    ===========                           ============

Weighted Average Number of Common
 Shares and Common Share Equivalents:
    Primary                                                           5,819,998                               5,819,998
    Fully Diluted                                                     5,819,998                               5,819,998


See notes to Pro Forma Consolidated Income Statement

                   CONNECTIVITY TECHNOLOGIES INC. AND SUBSIDIARIES
             PRO FORMA REVISED HISTORICAL CONSOLIDATED INCOME STATEMENT
                                     (UNAUDITED)
                            YEAR ENDED DECEMBER 31, 1996

                                                                           PRO FORMA
                                                                          ADJUSTMENTS:
                                                                           SALE OF
                                                           CTI          ENERGY ELECTRIC
                                                        HISTORICAL          CABLE          PRO FORMA
                                                        -----------     ------------      -----------
Net Sales                                               $56,697,955     $(30,371,755)(a)  $26,326,200

Cost of goods sold                                       41,275,166      (21,003,096)(a)   20,272,070
                                                        -----------     ------------      -----------

Gross profit                                             15,422,789       (9,368,659)(a)    6,054,130

Selling, general and administrative expenses             12,709,069       (7,815,556)(a)    4,893,513
                                                        -----------     ------------      -----------

Operating income                                          2,713,720       (1,553,103)       1,160,617

Other income (expense):
 Interest income                                            336,717                           336,717
 Interest expense                                        (1,968,323)       1,077,697 (b)     (890,626)
 Other                                                       65,077                            65,077
                                                        -----------     ------------      -----------

Net income (loss) before income taxes
 and minority interest                                    1,147,191         (475,406)         671,785

Provision for income taxes                                  634,252         (246,163)(c)      388,089
                                                        -----------     ------------      -----------

Net income (loss) before minority interest                  512,939         (229,243)         283,696

Minority interest in subsidiary                            (153,779)          35,661 (a)     (118,118)
                                                        -----------     ------------      -----------

Net income (loss)                                       $   359,160     $   (193,582)     $   165,578
                                                        ===========     ============      ===========

Earnings per Share - primary and fully diluted          $      0.06                       $      0.03
                                                        ===========                       ===========

Weighted Average Number of Common
 Shares and Common Share Equivalents:
    Primary                                               5,987,925                       $ 5,987,925
    Fully Diluted                                         5,987,925                       $ 5,987,925

See notes to Pro Forma Consolidated Income Statement

                CONNECTIVITY TECHNOLOGIES INC. AND SUBSIDIARIES
           PRO FORMA REVISED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                  (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1996


                                                                             PRO FORMA
                                                                            ADJUSTMENTS
                                                                               SALE OF
                                                         ORIGINAL          ENERGY ELECTRIC           REVISED
                                                         PRO FORMA              CABLE               PRO FORMA
                                                        -----------        ---------------         -----------
Net sales                                               $97,264,498          $(52,921,562)(a)      $44,342,936

Cost of goods sold                                       71,058,931           (37,156,425)(a)       33,902,506
                                                        -----------          ------------          -----------
Gross profit                                             26,205,567           (15,765,137)(a)       10,440,430

Selling, general and administrative expenses             21,053,480           (13,541,304)(a)        7,512,176
                                                        -----------          ------------          -----------

Operating income                                          5,152,087            (2,223,833)           2,928,254

Other income (expense):
  Interest income                                            97,596                                     97,596
  Interest expense                                       (3,176,022)             1,847,480(b)       (1,328,542)
  Other                                                     (39,449)                79,526(a)           40,077
                                                        -----------          ------------          -----------
Net income (loss) before income taxes
  and minority interest                                   2,034,212              (296,827)           1,737,385

Provision for income taxes                                1,038,980              (196,980)(c)          842,000
                                                        -----------          ------------          -----------

Net income (loss) before minority interest                  995,232               (99,847)             895,385

Minority interest in subsidiary                            (227,500)                31,922(a)         (195,578)
                                                        -----------          ------------          -----------

Net income (loss)                                       $   767,732          $    (67,925)         $   699,807
                                                        ===========          ============          ===========

Earnings per Share - primary and fully diluted          $      0.13                                $      0.12
                                                        ===========                                ===========
Weighted Average Number of Common
  Shares and Common Share Equivalents:
    Primary                                               5,987,925                                  5,987,925
    Fully Diluted                                         5,987,925                                  5,987,925

See notes to Pro Forma Consolidated Income Statement

NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT

(a) To eliminate the operations of Energy Electric Cable.

(b) To reduce interest expense for the net proceeds from the sale of Energy Electric Cable.

(c) To adjust income tax expense for effects of other adjustments.

(d) The following table reflects the effects on Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) of the disposition of the Energy Electric Cable Division:

                                                         PRO FORMA
                                                        ADJUSTMENTS      PRO FORMA
                                           EBITDA         SALE OF          EBITDA
                                           BEFORE     ENERGY ELECTRIC      AFTER
                                            SALE           CABLE            SALE
                                        -----------   ---------------    ----------
Three months ended March 31, 1997

Operating income                         $1,212,064     $  (726,660)     $  485,404
Depreciation and amortization               482,599        (124,982)        357,617
                                         ----------     -----------      ----------
EBITDA                                   $1,694,663     $  (851,642)     $  843,021
                                         ==========     ===========      ==========

Historical Consolidated Income Statement for Year Ended December 31, 1996

Operating income                         $2,713,720     $(1,553,103)     $1,160,617
Depreciation and amortization             1,058,000        (266,906)        791,094
                                         ----------     -----------      ----------
EBITDA                                   $3,771,720     $(1,820,009)     $1,951,711
                                         ==========     ===========      ==========

Pro Forma Consolidated Income Statement for
Year Ended December 31, 1996

Operating income                         $5,152,087     $(2,223,833)     $2,928,254
Depreciation and amortization             1,530,962        (481,366)      1,049,596
                                         ----------     -----------      ----------
EBITDA                                   $6,683,049     $(2,705,199)     $3,977,850
                                         ==========     ===========      ==========

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CONNECTIVITY TECHNOLOGIES INC.
                                              (Registrant)



Dated:  July 24, 1997                         By:  /s/ James S. Harrington
                                                  ------------------------
                                                       Name: James S. Harrington
                                                       Title: President and
                                                              Chief Executive
                                                              Officer

                                INDEX OF EXHIBITS


Exhibit No.                            Exhibit Description

        2.1 Asset Purchase Agreement dated as of July 11, 1997 (the "Asset Purchase Agreement") by and among Anicom, Inc., a Delaware corporation, Reel Acquisition Corp., a Delaware corporation ("Purchaser"), Connectivity Products Incorporated, a Delaware corporation ("Seller"), and the Registrant. (A list of exhibits and schedules to the Purchase Agreement is set forth therein. The Registrant agrees to furnish to the Commission supplementally, upon request, a copy of any such exhibits or schedules not otherwise filed herewith.)


        99.1               Press Release of the Registrant dated July 14,
                           1997.